                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF CLASS A COMMON STOCK
                                      AND
                         SHARES OF CLASS B COMMON STOCK
                                       OF
                      BERINGER WINE ESTATES HOLDINGS, INC.
                       PURSUANT TO THE OFFER TO PURCHASE
                            DATED SEPTEMBER 1, 2000
                                       BY
                          BORDEAUX ACQUISITION CORP.,
                      AN INDIRECT, WHOLLY OWNED SUBSIDIARY
                                       OF
                         FOSTER'S BREWING GROUP LIMITED
--------------------------------------------------------------------------------
  THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
       TIME, ON FRIDAY, SEPTEMBER 29, 2000, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                                     THE DEPOSITARY FOR THE OFFER IS:
                                              EQUISERVE, L.P
             BY MAIL:                            BY HAND:                     BY OVERNIGHT CARRIER:
         Equiserve, L.P.             Securities Transfer & Reporting             Equiserve, L.P.
     Attn: Corporate Actions                  Services, Inc.                    Mail Stop 45-01-40
          P.O. Box 8029                    c/o Equiserve, L.P.                  150 Royall Street
      Boston, MA 02266-8029            100 William Street, Galleria              Canton, MA 02021
                                            New York, NY 10038
                                        BY FACSIMILE TRANSMISSION:
                                              (781) 575-2233
                                        FOR INFORMATION TELEPHONE:
                                              (781) 575-3400
                                              (Call Collect)

    DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE DEPOSITARY. YOU MUST SIGN THIS LETTER OF TRANSMITTAL IN THE APPROPRIATE SPACE PROVIDED BELOW AND COMPLETE THE SUBSTITUTE FORM W-9 SET FORTH BELOW.

    THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders either if certificates for Shares are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase) is utilized, if tenders of Shares are to be made by book-entry transfer to an account maintained by Equiserve, L.P. (the "Depositary") at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 3 of the Offer to Purchase, dated September 1, 2000 (the "Offer to Purchase"). Stockholders who tender Shares by book-entry transfer are referred to herein as "Book-Entry Stockholders."

    Holders of Shares ("Stockholders") whose certificates for such Shares (the "Certificates") are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase) or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Shares according to the guaranteed delivery procedures set forth in Section 3 of the Offer to Purchase. See Instruction 2.

           DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY
                DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

NOTE:  SIGNATURES MUST BE PROVIDED ON THE INSIDE AND REVERSE BACK COVER. PLEASE READ THE ACCOMPANYING
       INSTRUCTIONS CAREFULLY.
/ /    CHECK HERE IF SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED
       BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:
       Name of Tendering Institution: ______________________________________________
       Account Number: _____________________________________________________________
       Transaction Code Number: ____________________________________________________
/ /    CHECK HERE IF SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY
       PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF
       SUCH NOTICE OF GUARANTEED DELIVERY.
       Name(s) of Registered Holder(s): ____________________________________________
       Window Ticket Number (if any): ______________________________________________
       Date of Execution of Notice of Guaranteed Delivery: _________________________
       Name of Institution that Guaranteed Delivery: _______________________________

-----------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF SHARES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
     Name(s) and Address(es) of Registered Holder(s)
      (Please Fill In, If Blank, Exactly as Name(s)                          Certificate(s) and Share(s) Tendered
               Appear(s) on Certificate(s))                                 (Attach Additional List, If Necessary)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                              Total Number    Total Number
                                                                               of Class A      of Class B    Number of   Number of
                                                                                 Shares          Shares       Class A     Class B
                                                              Certificate    Represented by  Represented by    Shares      Shares
                                                              Number(s)*     Certificate(s)* Certificate(s)* Tendered**  Tendered**
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------
                                                            -----------------------------------------------------------------------
                                                            Total Shares
-----------------------------------------------------------------------------------------------------------------------------------

*        Need not be completed by Book-Entry Stockholders.
**       Unless otherwise indicated, it will be assumed that all
         Shares represented by Certificates delivered to the
         Depositary are being tendered. See Instruction 4.
/ /      CHECK HERE IF CERTIFICATES HAVE BEEN LOST OR MUTILATED. SEE
         INSTRUCTION 11.
         Number of Class A Shares represented by the lost or
         mutilated Certificates:
         Number of Class B Shares represented by the lost or
         mutilated Certificates:
---------------------------------------------------------------------

Ladies and Gentlemen:

    The undersigned hereby tenders to Bordeaux Acquisition Corp. ("Purchaser"), a Delaware corporation and an indirect, wholly owned subsidiary of Foster's Brewing Group Limited, a corporation organized under the laws of the State of South Australia, Commonwealth of Australia ("Foster's"), (i) the above-described shares of Class A common stock, par value $0.01 per share (the "Class A Shares") of Beringer Wine Estates Holdings, Inc. ("Beringer") and (ii) the above-described shares of Class B common stock, par value $0.01 per share (the "Class B Shares" and, together with the Class A Shares, the "Shares") of Beringer, pursuant to Purchaser's offer to purchase all outstanding Shares at a price of $55.75 per Share, net to the seller in cash, without interest, prorated for fractional Shares, upon the terms and subject to the conditions set forth in the Offer to Purchase, receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase and any amendments or supplements hereto or thereto, constitute the "Offer"). The undersigned understands that Purchaser reserves the right to transfer or assign, in whole, or from time to time in part, to one or more of its subsidiaries or affiliates the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of Purchaser, all right, title and interest in and to all of the Shares that are being tendered hereby and any and all dividends on the Shares (including, without limitation, the issuance of additional Shares pursuant to a stock dividend or stock split, the issuance of other securities, the issuance of rights for the purchase of any securities, or any cash dividends) that are declared or paid by Beringer on or after the date of the Offer to Purchase and are payable or distributable to stockholders of record on a date prior to the transfer into the name of Purchaser or its nominees or transferees on Beringer's stock transfer records of the Shares purchased pursuant to the Offer (collectively "Distributions"), and constitutes and irrevocably appoints the Depositary the true and lawful agent, attorney-in-fact and proxy of the undersigned to the full extent of the undersigned's rights with respect to such Shares (and Distributions) with full power of substitution (such power of attorney and proxy being deemed to be an irrevocable power coupled with an interest), to (a) deliver Certificates (and Distributions) or transfer ownership of such Shares on the account books maintained by the Book-Entry Transfer Facility together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser upon receipt by the Depositary, as the undersigned's agent, of the purchase price, (b) present such Shares (and Distributions) for transfer on the books of Beringer and
(c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and Distributions), all in accordance with the terms of the Offer.

    The undersigned hereby irrevocably appoints designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote in such manner as each such attorney and proxy or his or her substitute shall, in his or her sole discretion, deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby which have been accepted for payment by Purchaser prior to the time of such vote or action (and Distributions) which the undersigned is entitled to vote at any meeting of the stockholders of Beringer (whether annual or special and whether or not an adjourned meeting), or by written consent in lieu of such meeting, or otherwise. This power of attorney and proxy is coupled with an interest in Beringer and in the Shares and is irrevocable and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney or proxy granted by the undersigned at any time with respect to such Shares (and Distributions) and no subsequent powers of attorney or proxies will be given (and if given will be deemed not to be effective) with respect thereto by the undersigned. The undersigned understands that Purchaser reserves the right to require that, in order for Shares to be deemed validly tendered, immediately upon Purchaser's acceptance for payment of such Shares, Purchaser is able to exercise full voting rights with respect to such Shares (and Distributions), including voting at any meeting of stockholders.

    The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and Distributions), that the undersigned owns the Shares tendered hereby within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that the tender of the tendered Shares complies with Rule 14e-4 promulgated under the Exchange Act and that when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and Distributions). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of Purchaser any and all other Distributions in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance or appropriate assurance thereof, Purchaser shall be entitled to all rights and privileges as owner of such Distributions and may withhold the entire purchase price or deduct from the purchase price of Shares tendered hereby the amount or value thereof, as determined by Purchaser in its sole discretion.

    All authority herein conferred or herein agreed to be conferred shall not be affected by, and shall survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that valid tenders of Shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Purchaser may not be required to accept for payment any of the Shares tendered hereby.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any Certificates not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any Certificates not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any Certificates not tendered or accepted for payment in the name(s) of, and deliver said check and/or return Certificates to, the person or persons so indicated. Book-Entry Stockholders may request that any Shares not accepted for payment be returned by crediting such account maintained at the Book-Entry Transfer Facility. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of such Shares.

--------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned or if Shares tendered by book-entry transfer which are not purchased are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than that designated on the front cover.

  Issue check and/or Certificates to:

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  ____________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)

  / / Credit unpurchased Shares tendered by book-entry transfer to the Book-Entry Transfer Facility

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

---------------------------------------------------------------
---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if Certificates not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown on the front cover.

  Mail check and/or Certificate to:

  Name: ______________________________________________________________________
                             (PLEASE TYPE OR PRINT)

  Address: ___________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                           (SEE SUBSTITUTE FORM W-9)
-----------------------------------------------------

--------------------------------------------------------------------------------
                              IMPORTANT--SIGN HERE
                      STOCKHOLDER: SIGN HERE AND COMPLETE
                              SUBSTITUTE FORM W-9

 ______________________________________________________________________________

 ______________________________________________________________________________
                            Signature(s) of Owner(s)

 Dated: ______________, 2000

 (Must be signed by the registered holder(s) exactly as name(s) appear(s) on the Certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the necessary information. (SEE INSTRUCTION 5.)

 Name(s): _____________________________________________________________________

 ______________________________________________________________________________
                                 (Please Print)

 Capacity (Full Title): _______________________________________________________

 Address: _____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Tax Identification or Social Security No: ____________________________________
                             (See Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

 Authorized Signature: ________________________________________________________

 Name (Please Print): _________________________________________________________

 Title: _______________________________________________________________________

 Name of Firm: ________________________________________________________________

 Address: _____________________________________________________________________
                               (Include Zip Code)

 Area Code and Telephone Number: ______________________________________________

 Dated: ______________, 2000
 ------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required (i) if this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered herewith (which term, for purposes of this document, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of Shares), unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on the inside front cover hereof or (ii) if such Shares are tendered for the account of a firm that is a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agent's Medallion Program, the New York Stock Exchange Medallion Signature Guarantee Program or the Stock Exchange Medallion Program (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5. If the Certificates are registered in the name of a person other than the signer of this Letter of Transmittal or if payment is to be made or Certificates not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Certificates tendered, then the tendered Certificates must be endorsed or accompanied by duly executed stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the Certificates, with the signatures on the Certificates or stock powers guaranteed by an Eligible Institution as provided in this Letter of Transmittal. See Instruction 5.

    2. DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES. This Letter of Transmittal is to be used either if Certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedures for tender by book-entry transfer set forth in Section 3 of the Offer to Purchase. Certificates, or timely confirmation of a book-entry transfer (a "Book-Entry Confirmation") of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a manually signed facsimile hereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in the case of a book-entry delivery, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date. Stockholders whose Certificates are not immediately available or who cannot deliver their Certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedures for delivery by book-entry transfer on a timely basis may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in
Section 3 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by Purchaser, must be received by the Depositary on or prior to the Expiration Date; and (iii) the Certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer together with a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile hereof), with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which The Nasdaq Stock Market, Inc.'s Nasdaq National Market is open for business. If Certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) must accompany each such delivery.

    The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, which states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and Purchaser may enforce such agreement against the participant.

    THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING STOCKHOLDER, AND THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

    No alternative, conditional or contingent tenders will be accepted. All tendering stockholders, by execution of this Letter of Transmittal or manually signed facsimile hereof, waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the Certificate numbers and/or the number of Shares and any other required information should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.

    4. PARTIAL TENDERS (NOT APPLICABLE TO STOCKHOLDERS WHO TENDER BY BOOK-ENTRY TRANSFER). If fewer than all the Shares evidenced by any Certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the boxes entitled "Number of Class A Shares Tendered" and "Number of Class B Shares Tendered," respectively. In such case, new Certificate(s) for the remainder of the Shares that were evidenced by your old Certificate(s) will be sent to you, unless otherwise provided in the appropriate box marked "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal, as soon as practicable after the Expiration Date. All Shares represented by Certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond exactly with the name(s) as written on the face of the Certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any tendered Shares are registered in different names on several Certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Certificates.

    If this Letter of Transmittal or any Certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

    When this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of Certificates or separate stock powers are required unless payment is to be made to or Certificates for Shares not tendered or purchased are to be issued in the name of a person other than the registered owner(s). Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

    If this Letter of Transmittal is signed by a person other than the registered owner(s) of the Shares listed, the Certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner(s) appear(s) on the Certificates. Signatures on such Certificates or stock powers must be guaranteed by an Eligible Institution.

    6. STOCK TRANSFER TAXES. Except as otherwise set forth in this Instruction 6, Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of purchased Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if Certificates for Shares not tendered or purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Certificates are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price received by such holder(s) pursuant to this Offer (i.e., such purchase price will be reduced) unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

    EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE CERTIFICATES LISTED IN THIS LETTER OF TRANSMITTAL.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of and/or Certificates for unpurchased Shares are to be returned to a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such Certificates are to be returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown on the front cover hereof, the appropriate boxes on this Letter of Transmittal should be completed. Book-Entry Stockholders may request that Shares not purchased be credited to such account maintained at the Book-Entry Transfer Facility as such Book-Entry Stockholder may designate herein. If no such instructions are given, such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer Facility designated above. See Instruction 1.

    8. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Requests for assistance may be directed to the Information Agent at its address set forth below. Requests for additional copies of the Offer to Purchase and this Letter of Transmittal may be directed to the Information Agent, the Dealer Manager or to brokers, dealers, commercial banks or trust companies. Such materials will be furnished at Purchaser's expense.

    9. WAIVER OF CONDITIONS. The conditions of the Offer may be waived by Purchaser (subject to certain limitations in the Merger Agreement (as defined in the Offer to Purchase)), in whole or in part, at any time or from time to time, in Purchaser's sole discretion.

    10. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Depositary is not provided with the correct TIN, or an adequate basis for exemption, the Internal Revenue Service may subject the stockholder or other payee to a $50 penalty, and the gross proceeds of any payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% backup withholding.

    Certain stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit a Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" (the "W-9 Guidelines").

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing a Substitute Form W-9 certifying (i) that the TIN provided on Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN), and
(ii) that (a) such stockholder is exempt from backup withholding, (b) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (c) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

    Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt stockholder must enter its correct TIN in Part 1 of Substitute Form W-9, write "Exempt" in Part 2 of such form and sign and date the form. See the enclosed W-9 Guidelines for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, such person must submit a completed
Form W-8, "Certificate of Foreign Status" signed under penalties of perjury attesting to such exempt status. Such forms may be obtained from the Information Agent.

    If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, write "Applied For" in the space for the TIN in Part 1 of the Substitute Form W-9, and sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth herein. If you do not provide your TIN to the Depositary within 60 days, backup withholding will begin and continue until you furnish your TIN to the Depositary. NOTE:
WRITING "APPLIED FOR" ON THE FORM MEANS THAT YOU HAVE ALREADY APPLIED FOR A TIN OR THAT YOU INTEND TO APPLY FOR ONE IN THE NEAR FUTURE.

    The stockholder is required to give the Depositary the TIN of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed W-9 Guidelines for additional guidance on which number to report.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificate(s) representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary. The stockholder will then be instructed as to the steps that must be taken in order to replace the Certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed Certificates have been followed.

IMPORTANT: THIS LETTER OF TRANSMITTAL (A MANUALLY SIGNED FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

          TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS OF SECURITIES

                              (SEE INSTRUCTION 9)

------------------------------------------------------------------------------------------------------------------------
                                             PAYER'S NAME: EQUISERVE, L.P.
------------------------------------------------------------------------------------------------------------------------
              SUBSTITUTE                     PART 1--PLEASE PROVIDE YOUR TIN IN THE BOX AT      TIN ---------------
               FORM W-9                      RIGHT AND CERTIFY BY SIGNING AND DATING            (Social Security Number
           DEPARTMENT OF THE                 BELOW.                                             or Employer
           TREASURY INTERNAL                                                                    Identification Number)
            REVENUE SERVICE
                                             ---------------------------------------------------------------------------
                                             PART 2--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING
                                             (SEE INSTRUCTIONS)
          PAYER'S REQUEST FOR
       TAXPAYER'S IDENTIFICATION
            NUMBER ("TIN")
           AND CERTIFICATION
                                             -------------------------------------------------------------------

                                             PART 3--CERTIFICATIONS--UNDER PENALTIES OF PERJURY. I CERTIFY THAT:
                                             (1) The number shown on this form is my correct Taxpayer Identification
                                             Number (or I am waiting for a number to be issued to me) and (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue
                                             Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends; or (c) the IRS has notified me that I am no longer subject to backup withholding.

                                             Signature  Date

------------------------------------------------------------------------------------------------------------------------

You must cross out item (2) above if you have been notified by the IRS that you are subject to
 backup withholding because of underreporting interest or dividends on your tax return.

     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"
                       IN PART 1 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

    I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
(2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the payer within 60 days, 31% of all reportable payments made to me will be withheld.

Signature: _________________________               Date: ____________________

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED W-9 GUIDELINES FOR ADDITIONAL DETAILS.

    MANUALLY SIGNED FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF BERINGER OR HIS BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH
BELOW:

                        THE DEPOSITARY FOR THE OFFER IS:

                                EQUISERVE, L.P.

           BY MAIL:                                 BY HAND:                          BY OVERNIGHT CARRIER:
        Equiserve, L.P.          Securities Transfer & Reporting Services, Inc.          Equiserve, L.P.
    Attn: Corporate Actions                   c/o Equiserve, L.P.                      Mail Stop 45-01-40
         P.O. Box 8029                    100 William Street, Galleria                  150 Royall Street
     Boston, MA 02266-8029                     New York, NY 10038                       Canton, MA 02021

                                           BY FACSIMILE TRANSMISSION:
                                                 (781) 575-2233

                                           FOR INFORMATION TELEPHONE:
                                                 (781) 575-3400
                                                 (Call Collect)

    Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, the Letter of Transmittal and other offer materials may be obtained from the Information Agent or the Dealer Manager as set forth below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                            MACKENZIE PARTNERS, INC.

                                156 FIFTH AVENUE
                               NEW YORK, NY 10010
                          PROXY@MACKENZIEPARTNERS.COM
                         (212) 929-5500 (CALL COLLECT)
                                       OR
                            TOLL FREE (800) 322-2885

                      THE DEALER MANAGER FOR THE OFFER IS:

                                UBS WARBURG LLC

                                299 Park Avenue
                               New York, NY 10171
                          Call Collect: (212) 821-5382